UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2015

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-35491	36-3083135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined below), on July 2, 2015, all outstanding obligations in respect of principal, interest, and fees under that certain Five-Year Revolving Credit Agreement, dated as of May 29, 2014 (the “Credit Agreement”), by and among Kraft Foods Group, Inc., a Virginia corporation (the “Company”), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as administrative agents, JPMorgan Chase Bank, N.A., as paying agent, and the other agents party thereto were repaid and the Credit Agreement was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2015 (the “Closing Date”), Kite Merger Sub Corp. (“Merger Sub I”), a Virginia corporation and wholly owned subsidiary of H.J. Heinz Holding Corporation (“Heinz”), merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Heinz (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of March 24, 2015, among the Company, Merger Sub I, Heinz and Kite Merger Sub LLC (the “Merger Agreement”). At the closing of the Merger, Heinz was renamed “The Kraft Heinz Company.”

Pursuant to the terms of the Merger Agreement, upon the completion of the Merger, each issued and outstanding share of common stock, without par value, of the Company (“Kraft Common Stock”) (other than deferred shares and restricted shares) was converted into the right to receive one fully paid and nonassessable share of common stock, par value $0.01 per share, of The Kraft Heinz Company (“Kraft Heinz Common Stock”). In addition, on June 22, 2015, the Company declared a special cash dividend in the amount of $16.50 per share of Kraft Common Stock payable to the Company’s shareholders of record immediately prior to the closing of the Merger.

The issuance of Kraft Heinz Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Heinz’s registration statement on Form S-4 (File No. 333-203364) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on June 2, 2015. The proxy statement/prospectus included in the registration statement contains additional information about the Merger. Additional information about the Merger is also contained in Current Reports on Form 8-K filed by the Company and incorporated by reference into the proxy statement/ prospectus.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2015, and which is incorporated herein by reference.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the NASDAQ Stock Market (“NASDAQ”) suspend trading of Kraft Common Stock as of the close of business of the Closing Date, remove Kraft Common Stock from listing on NASDAQ, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of Kraft Common Stock and the deregistration of Kraft Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Kraft Common Stock and suspending the Company’s reporting obligations under Sections 13 and
15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, upon effectiveness of the Merger, each issued and outstanding share of Kraft Common Stock (other than deferred shares and restricted shares) was converted into the right to receive the consideration specified in the Merger Agreement.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, and upon effectiveness of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of The Kraft Heinz Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, each of the ten directors of the Company (John T. Cahill, Abelardo E. Bru, L. Kevin Cox, Myra M. Hart, Peter B. Henry, Jeanne P. Jackson, Terry J. Lundgren, Mackey J. McDonald, John C. Pope and E. Follin Smith) voluntarily resigned from the board of directors of the Company and from all committees of the board of directors on which they served, and Paulo Basilio and James Liu became directors of the Company. Mr. Cahill, Mr. Cox, Ms. Jackson, Mr. McDonald and Mr. Pope, pursuant to the Merger Agreement, were appointed as members of the board of directors of The Kraft Heinz Company, for which Mr. Cahill will serve as vice chairman. James Kehoe, EVP and Chief Financial Officer, and Kim K.W. Rucker, EVP, Corporate & Legal Affairs, General Counsel and Corporate Secretary, departed the Company. Mr. Cahill also departed from his role as Chairman and Chief Executive Officer of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, upon effectiveness of the Merger, other than with respect to the name of the Company, the articles of incorporation and the by-laws of the Company were amended and restated to be identical to the articles of incorporation and by-laws of Merger Sub I, as in effect immediately prior to the closing of the Merger. Copies of the amended and restated articles of incorporation of the Company and the by-laws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On July 2, 2015, the Company and Heinz issued a joint press release announcing the closing of the Merger. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 24, 2015, among H.J. Heinz Holding Corporation, Kite Merger Sub Corp., Kite Merger Sub LLC, and Kraft Foods Group, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2015).

3.1	Amended and Restated Articles of Incorporation of Kraft Foods Group, Inc.

3.2	Amended and Restated By-laws of Kraft Foods Group, Inc.

99.1	Press Release, dated July 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015	Kraft Foods Group, Inc.

	By:	/s/ Paulo Basilio
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 24, 2015, among H.J. Heinz Holding Corporation, Kite Merger Sub Corp., Kite Merger Sub LLC, and Kraft Foods Group, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2015).

3.1	Amended and Restated Articles of Incorporation of Kraft Foods Group, Inc.

3.2	Amended and Restated By-laws of Kraft Foods Group, Inc.

99.1	Press Release, dated July 2, 2015.